Exhibit 10.17

First Amendment to Loan Agreement dated as of February 1, 2009 between Isramco, Inc. and I.O.C. Israel Oil Company, Ltd.($12.0 million)

FIRST AMENDMENT TO LOAN AGREEMENT

This FIRST AMENDMENT TO LOAN AGREEMENT (this “First Amendment”) executed effective as of February 1, 2009 (the “Effective Date”), is between ISRAMCO, INC., a corporation formed under the laws of the State of Delaware, and I.O.C. – ISRAEL OIL COMPANY, LTD., an Israeli limited company (together with its successors and assigns “Lender”).

R E C I T A L S:

A.           Borrower and Lender are parties to that certain Loan Agreement dated as of February 27, 2007 (the “Loan Agreement”), pursuant to which Lender agreed to make loans to and extensions of credit on behalf of Borrower; and

B.           Borrower and Lender desire to amend the Loan Agreement in the particulars hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE IX
DEFINITIONS

Section 9.2 Terms Defined Above.  As used in this First Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meaning assigned to such terms therein.

Section 9.3 Terms Defined in Loan Agreement.  Each term defined in the Loan Agreement and used herein without definition shall have the meaning assigned to such term in the Loan Agreement, unless expressly provided to the contrary.

Section 9.4 Other Definitional Provisions.

(a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this First Amendment shall refer to this First Amendment as a whole and not to any particular Article, Section, subsection or provision of this First Amendment.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this First Amendment unless otherwise specified.

ARTICLE X
AMENDMENTS TO LOAN AGREEMENT

Borrower and Lender agree that the Loan Agreement is hereby amended, effective as of the Effective Date, in the following particulars.

Section 10.2 Amendments and Supplements to Definitions.

(a) The following term, which is defined in Section 1.17 of the Loan Agreement, is hereby amended in its entirety to read as follows:

Maturity Date shall mean, unless the Note is sooner accelerated pursuant to this Agreement, February 26, 2014.

(b) Article 1 of the Loan Agreement is hereby further amended and supplemented by adding the following new definition where alphabetically appropriate, which reads in its entirety as follows:

“First Amendment” shall mean that certain First Amendment to Loan Agreement dated as of February 1, 2009 between Borrower and Lender.

Section 10.3 Amendment to Section 2.3 of the Loan Agreement.  The second sentence of Section 2.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

The Note shall be dated as of the Effective Date, and shall provide for one annual payment of accrued interest on the first anniversary of the Effective Date hereof, followed by four equal annual payments of principal and accrued interest on the fourth and each succeeding anniversary date until the Maturity Date, when the unpaid and outstanding principal balance of the Note, together with accrued but unpaid interest thereon, shall be due and payable.

Section 10.4 Amendment to Section 8.1 of the Loan Agreement. Section 8.1 of the Loan Agreement is amended by replacing the address of Borrower with the following:

If to the Borrower, to:

Isramco, Inc.

4801 Woodway Drive, Suite 100E
Houston, TX 77056
Telephone No.:  (713) 621 -3882
Facsimile No.:  (713) 621 – 3988
e – mail jayoil@swbell.net

With a copy to:

Mr. James H. Hutchinson, III

4801 Woodway Drive, Suite 100E
Houston, TX 77056
Telephone No.:  (713) 621 -6785
e – mail:  jhutchinson@isramco-jay.com

ARTICLE XI
CONDITIONS

The enforceability of this First Amendment against Lender is subject to the satisfaction of the following conditions precedent:

Section 11.2 Loan Documents.  Lender shall have received multiple original counterparts, as requested by Lender, of this First Amendment executed and delivered by a duly authorized officer of Borrower and Lender.

Section 11.3 Representations and Warranties.  Except as affected by the transactions contemplated in the Loan Agreement and this First Amendment, each of the representations and warranties made by Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects as of the Effective Date, as if made on and as of such date.

Section 11.4 No Default.  No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

Section 11.5 No Change.  No event shall have occurred since the Closing Date, which, in the reasonable opinion of Lender, could have a Material Adverse Effect.

Section 11.6 Security Instruments.  All of the Security Instruments shall be in full force and effect and provide to Lender the security intended thereby to secure the Indebtedness, as amended and supplemented hereby.

Section 11.7 Other Instruments or Documents.  Lender or counsel to Lender shall receive such other instruments or documents as they may reasonably request.

ARTICLE XII
MISCELLANEOUS

Section 12.2 Adoption, Ratification and Confirmation of Loan Agreement.  Each of Borrower and Lender does hereby adopt, ratify and confirm the Loan Agreement, as amended hereby, and acknowledges and agrees that the Loan Agreement, as amended hereby, is and remains in full force and effect.

Section 12.3 Successors and Assigns.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Loan Agreement.

Section 12.4 Counterparts; Electronic Delivery of Signature Pages.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by Borrower, and Lender.  In this regard, each of the parties hereto acknowledges that a counterpart of this First Amendment containing a set of counterpart executed signature pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this First Amendment by each necessary party hereto and shall constitute one instrument.  Delivery of an executed signature page of this First Amendment by facsimile or e-mail shall be effective as delivery of an original executed signature page of this First Amendment.

Section 12.5 Number and Gender.  Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular.  Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.  Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated.

Section 12.6 Entire Agreement.  This First Amendment constitutes the entire agreement among the parties hereto with respect to the subject hereof.  All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this First Amendment.

Section 12.7 Invalidity.  In the event that any one or more of the provisions contained in this First Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this First Amendment.

Section 12.8 Titles of Articles, Sections and Subsections.  All titles or headings to Articles, Sections, subsections or other divisions of this First Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 12.9 Governing Law.  This First Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

This First Amendment, the Loan Agreement, as amended hereby, the Note, and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.

There are no unwritten oral agreements between the parties.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

BORROWER:	ISRAMCO, INC.
By: Haim Tsuff, Chief Executive Officer

LENDER:	I.O.C. - ISRAEL OIL COMPANY, LTD. By: Jackob Maimon, Director By: ______________________________________ Noa Landner, Authorized Representative